--------------------------------------------------------------------------------
                                                  WEITZ SERIES FUND, INC.

                                                   VALUE PORTFOLIO

                                                       ANNUAL

                                                       REPORT

                                                      MARCH 31, 1999

                                               ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                OMAHA, NEBRASKA 68124-6008

                                                       402-391-1980
                                                       800-232-4161
                                                     402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended March 31, 1999, calculated in accordance with SEC standardized formulas.

                       VALUE OF      VALUE OF      VALUE OF
                        INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                        $25,000    CAPITAL GAIN   REINVESTED    VALUE OF   ANNUAL RATE
    PERIOD ENDED      INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES     OF RETURN
--------------------  -----------  -------------  -----------  ----------  -----------
May 9, 1986            $  25,000            --            --   $   25,000          --
Dec. 31, 1986             25,863            --            --       25,863         3.5%+
Dec. 31, 1987             24,253           264         1,205       25,722        -0.5
Dec. 31, 1988             27,430           299         2,223       29,952        16.5
Dec. 31, 1989             30,763         2,103         3,701       36,567        22.1
Dec. 31, 1990             28,040         2,112         4,500       34,652        -5.2
Dec. 31, 1991             33,940         3,811         6,475       44,226        27.6
Dec. 31, 1992             36,350         6,019         7,884       50,253        13.6
Dec. 31, 1993             42,010         9,114         9,199       60,323        20.0
Dec. 31, 1994             36,075        10,414         7,899       54,388        -9.8
Dec. 31, 1995             45,955        17,447        11,855       75,257        38.4
Dec. 31, 1996             51,478        24,054        13,792       89,324        18.7
Dec. 31, 1997             62,878        42,824        18,398      124,100        38.9
Dec. 31, 1998             72,675        65,163        22,181      160,019        28.9
Mar. 31, 1999             77,538        69,523        23,665      170,726         6.7++

The portfolio's average annual total return for the one, five and ten year periods ending March 31, 1999, was 18.0%, 24.8%, and 18.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $45,563, and the total amount of income distributions reinvested was $10,858. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+ Return is for the period 5/9/86 through 12/31/86
++ Return is for the period 1/1/99 through 3/31/99

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1989, through March 31, 1999 for the Value Portfolio and its predecessor, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Portfolio on March 31, 1989, would have been valued at $132,817 on March 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  VALUE PORTFOLIO     S&P 500
Mar-89                    $25,000     $25,000
Apr-89                    $26,306     $26,297
May-89                    $27,545     $27,356
Jun-89                    $27,049     $27,202
Jul-89                    $28,085     $29,656
Aug-89                    $28,175     $30,233
Sep-89                    $28,458     $30,110
Oct-89                    $28,061     $29,411
Nov-89                    $28,172     $30,008
Dec-89                    $28,448     $30,728
Jan-90                    $27,213     $28,666
Feb-90                    $27,384     $29,037
Mar-90                    $27,405     $29,806
Apr-90                    $27,312     $29,063
May-90                    $28,712     $31,890
Jun-90                    $28,693     $31,675
Jul-90                    $28,198     $31,574
Aug-90                    $26,746     $28,723
Sep-90                    $25,914     $27,327
Oct-90                    $24,739     $27,211
Nov-90                    $26,221     $28,966
Dec-90                    $26,958     $29,772
Jan-91                    $28,650     $31,065
Feb-91                    $30,148     $33,284
Mar-91                    $30,867     $34,089
Apr-91                    $31,091     $34,170
May-91                    $31,961     $35,638
Jun-91                    $30,908     $34,006
Jul-91                    $31,703     $35,590
Aug-91                    $32,205     $36,383
Sep-91                    $32,785     $35,773
Oct-91                    $33,017     $36,253
Nov-91                    $32,306     $34,796
Dec-91                    $34,406     $38,769
Jan-92                    $34,677     $38,047
Feb-92                    $35,159     $38,539
Mar-92                    $35,293     $37,790
Apr-92                    $35,497     $38,898
May-92                    $35,799     $39,088
Jun-92                    $35,942     $38,506
Jul-92                    $36,357     $40,078
Aug-92                    $35,661     $39,259
Sep-92                    $36,069     $39,720
Oct-92                    $35,635     $39,856
Nov-92                    $37,931     $41,209
Dec-92                    $39,094     $41,714
Jan-93                    $40,151     $42,063
Feb-93                    $41,079     $42,635
Mar-93                    $41,745     $43,534
Apr-93                    $40,475     $42,482
May-93                    $41,577     $43,614
Jun-93                    $42,390     $43,742
Jul-93                    $43,010     $43,565
Aug-93                    $45,617     $45,214
Sep-93                    $45,331     $44,867
Oct-93                    $46,561     $45,795
Nov-93                    $45,830     $45,360
Dec-93                    $46,929     $45,908
Jan-94                    $47,359     $47,467
Feb-94                    $45,915     $46,179
Mar-94                    $43,801     $44,169
Apr-94                    $43,925     $44,735
May-94                    $45,031     $45,467
Jun-94                    $44,178     $44,353
Jul-94                    $44,837     $45,809
Aug-94                    $45,837     $47,683
Sep-94                    $44,562     $46,518
Oct-94                    $44,837     $47,560
Nov-94                    $42,982     $45,830
Dec-94                    $42,312     $46,508
Jan-95                    $43,540     $47,713
Feb-95                    $45,308     $49,570
Mar-95                    $45,601     $51,030
Apr-95                    $46,561     $52,532
May-95                    $48,795     $54,627
Jun-95                    $50,757     $55,894
Jul-95                    $52,941     $57,747
Aug-95                    $55,228     $57,891
Sep-95                    $56,214     $60,332
Oct-95                    $55,557     $60,117
Nov-95                    $58,012     $62,753
Dec-95                    $58,546     $63,962
Jan-96                    $61,097     $66,136
Feb-96                    $62,273     $66,750
Mar-96                    $61,970     $67,393
Apr-96                    $62,636     $68,385
May-96                    $63,980     $70,146
Jun-96                    $64,617     $70,413
Jul-96                    $60,562     $67,303
Aug-96                    $63,180     $68,725
Sep-96                    $65,391     $72,589
Oct-96                    $65,595     $74,590
Nov-96                    $68,614     $80,223
Dec-96                    $69,490     $78,634
Jan-97                    $71,937     $83,544
Feb-97                    $73,941     $84,199
Mar-97                    $70,830     $80,746
Apr-97                    $71,462     $85,562
May-97                    $78,284     $90,767
Jun-97                    $80,833     $94,832
Jul-97                    $85,127    $102,375
Aug-97                    $84,489     $96,644
Sep-97                    $89,696    $101,933
Oct-97                    $91,437     $98,533
Nov-97                    $91,733    $103,090
Dec-97                    $96,544    $104,859
Jan-98                    $98,167    $106,017
Feb-98                   $102,374    $113,659
Mar-98                   $132,817    $119,475
Apr-98                   $116,598    $120,676
May-98                   $114,287    $118,604
Jun-98                   $119,473    $123,418
Jul-98                   $121,236    $122,107
Aug-98                   $109,349    $104,471
Sep-98                   $110,741    $111,164
Oct-98                   $113,929    $120,198
Nov-98                   $119,378    $127,479
Dec-98                   $124,487    $134,820
Jan-99                   $129,027    $140,456
Feb-99                   $128,710    $136,091
Mar-99                   $132,817    $141,535

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                     1-YEAR       5-YEARS     10-YEARS
                                                                   -----------  -----------  -----------
VALUE PORTFOLIO..................................................        18.0%        24.8%        18.2%
Standard & Poor's 500 Index......................................        18.5%        26.2%        18.9%

This information represents past performance of the Value Portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         MARCH 31, 1999 - ANNUAL REPORT

                                                                   April 6, 1999

Dear Fellow Shareholders:

      The first quarter of 1999 was a good one for the Value Fund. Our total return (after expenses) was +6.7%. This compares to +5.0% for the S&P 500 (large companies) and -5.4% for the Russell 2000 (small companies). The table below shows the fund's returns over various intervals, and compares it to the performances of the S&P 500, the Russell 2000, and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assumes reinvestment of dividends (except Russell for which dividend data is not available) and are calculated after deducting expenses.

                                            1 YEAR      3 YEARS       5 YEARS       10 YEARS
                                          ----------  ------------  ------------  ------------
Value Portfolio                                18.0%        28.9%         24.8%         18.2%
S&P 500 Index                                  18.5         28.1          26.2          18.9
Russell 2000                                  -16.2          7.7          11.2          11.5
Average Growth and Income Fund                  5.5         19.7          19.8          15.2

      I am pleased that we have kept pace with the S&P 500, because it has been a very hard benchmark to beat. The popularity of index funds (which directly mimic the S&P 500), "closet indexing" by active managers who fear trailing the S&P 500, and a widespread bandwagon effect have led to a massive transfer of capital from thousands of small and medium sized companies to the handful of enormous companies (Microsoft, GE, Cisco, AOL, Intel, etc.) that drive the performance of the S&P 500. The extent of this two-tier market can be seen in the extreme divergence in performance between the S&P 500 and the Russell 2000, as shown in the table.

      Shareholders may be interested (or disappointed -- or relieved) to know that our fund's returns were earned without owning ANY of the major technology or Internet-related stocks that were responsible for the S&P's performance. In fact, our portfolio bears very little resemblance to the S&P 500. Our performance was also dampened a bit by our 35-40% cash position during the quarter, but I feel very comfortable holding some reserves. The key to our good returns has been our concentration of the portfolio in three areas: cable television, cellular telephone, and financial services.

      This concentration in a few industry groups is not good, or bad, PER SE, but it virtually guarantees that our performance will be out of step with the market indexes and other funds. In recent years, we have been out of step in a positive way, which nobody seems to mind, but it is inevitable that we will be out of step in a negative way from time to time (as in 1994). In fact, in order to acquire very large positions in a stock or group of stocks, it helps if the stock(s) go down for a while after we begin to buy them. (Seriously.) We began to buy cable stocks in 1991, but bought most of our shares when the stocks were clobbered in 1994 and 1996. The point is that our shareholders should not get too excited about our recent over-performance, and they should not be overly concerned when returns are (temporarily) under-whelming.

PORTFOLIO REVIEW

      We have been losing cable and cellular stocks to takeovers (a mixed blessing), but these are still important industries for our fund. Cable providers (excluding Liberty Media, which is a programming company) account for about 6% of the portfolio while telecommunications accounts for about 10%.

      Financial-services companies, broadly defined, make up another 24%. This group includes huge companies with unlimited access to capital and small companies which must be nimble and entrepreneurial. It includes companies that are hurt by rising interest rates and some which are HELPED by rising rates. It includes banks, mortgage companies, insurance, etc. This is absolutely NOT a monolithic group whose business prospects move in tandem, but that is the way Wall Street tends to treat them. When the liquidity crisis hit last fall, the stocks all collapsed together, creating a great buying opportunity but distorting short-term performance. The same thing happened in 1994, and will surely happen again.

      Given the split personality of the market, it should come as no surprise that the best bargains we are finding are among small and medium-sized companies. We are patiently accumulating shares of small banks, various types of service companies, and even (I can't believe I'm saying this) a couple of utility stocks. I have never been a fan of regulated utilities, but in the case of Western Resources and Citizens Utilities, we have a combination of unremarkable, but sound, regulated businesses and some valuable non-regulated businesses. In both cases, managements have articulated plans to separate the regulated parts from the unregulated, and we believe the (separated) parts will be worth significantly more than the (combined) whole.

      I believe that there is a certain "emperor's new clothes" element to the levitation of many of the technology/Internet stocks, and that when the crowd recognizes the reality of their business values, we will have some interesting stock market volatility. We will not be immune in the short-run, but I feel very good about the prospects for the companies we own now, and I would welcome a chance to invest our reserves during a market correction.

GROWTH OF THE VALUE FUND AND OF WEITZ & CO.

      Our funds have attracted a number of new investors over the past year and we welcome them. During the busiest period of growth, last summer, we struggled with a flood of phone calls, and our operations people spent long hours processing an unusual number of new accounts and transactions. Our people performed miraculously, clients were very patient about busy signals and time spent "on hold," and with added staff and some temporary solutions, we have returned to a version of normal.

      Now we are in the final stages of implementing a part of our longer-term solution to this growth, changing our transfer agency functions from an in-house, PC-based system to a much more sophisticated and powerful system run by DST in Kansas City. Our recent newsletter outlined some of the ways that this new system will enhance our ability to serve shareholders -- automated phone lines for checking account balances and recent transactions, consolidated statements for investors who have multiple accounts with us, etc. At some point, I expect that Internet access to your account information will also become a reality (though don't look for that in 1999).

      The new, automated services are meant to supplement, not replace, the human touch that (I hope) makes us a little easier to deal with than some other fund companies. REAL, LIVE PEOPLE ARE AVAILABLE TO HELP YOU WITH TRANSACTIONS, QUESTIONS, AND PROBLEMS.

      Rapid growth can also have an impact on investment portfolios. We closed the Hickory Fund because it had grown from $20 million in assets to $500 million in 8 months, and because there is a practical limit to how much can be invested in a fund that is meant to hold a small number (ideally 30, or so) of relatively small companies. Although the two funds I manage, Value and Partners Value, hold combined assets of over $2 billion, I do not believe the large cash inflows have had a negative impact. I am comfortable with a more diversified portfolio of stocks (70-90), and many of our favorite companies are large enough to allow us to buy much larger positions if the price were right. I continue to believe that our trouble finding great bargains is a function of high valuation levels rather than fund size.

SHAREHOLDER INFORMATION MEETING--MAY 26

      Please plan to join us on WEDNESDAY, MAY 26 for our Shareholder Information Meeting at 4:30 p.m. at the Omaha Marriott. There will be no formal business to conduct, so we will be able to spend the entire time discussing investments. Because of the number of new shareholders, we do not know how many people to expect, so PLEASE send back the reply card which came with your newsletter or call our receptionist to let us know you are coming (no need to do both, or we'll have a very large, half-empty room).

                                                    Best regards,

                                                    /s/ WALLACE R. WEITZ

                                                    Wallace R. Weitz
                                                    President, Portfolio Manager

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO

                                SHAREHOLDER VOTE

      On October 6, 1998, a special meeting of the shareholders of Weitz Series Fund, Inc. (The "Fund"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio was held at which the following proposal was approved by the shareholders:

      PROPOSAL 1: AMENDMENT OF ARTICLE 5 OF THE FUND'S ARTICLES OF INCORPORATION

    FOR       AGAINST/WITHHELD  ABSTAIN/BROKER NON-VOTES
------------  ----------------  ------------------------
28,480,468        1,035,425               536,225

                ------------------------------------------------

                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server, two application servers, and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced or expanded the majority of its network. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. As Weitz investigates certain possible changes in third party service providers, we intend to make Year 2000 inquiries and obtain assurances about the Year 2000 readiness of such providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1999

   SHARES
  OR UNITS                                                                            COST           VALUE
-------------                                                                    --------------  --------------
               COMMON STOCKS -- 61.8%
               AUTO SERVICES -- 0.3%
      420,100  Insurance Auto Auctions, Inc.*                                    $    4,735,119  $    5,093,713
                                                                                 --------------  --------------

               BANKING -- 7.9%
      140,300  Astoria Financial Corp.                                                5,230,247       7,015,000
    1,300,020  Commercial Federal Corp.                                              29,900,014      30,144,214
      150,000  Community Savings Bankshares, Inc.                                     1,568,745       1,875,000
       20,000  Cohoes Bancorp, Inc.*                                                    220,000         208,750
      280,000  East West Bancorp, Inc.                                                2,615,000       2,502,500
      589,000  First Place Financial Corp.*                                           6,348,375       5,963,625
    2,345,800  Golden State Bancorp, Inc.*                                           43,987,388      52,194,050
      319,600  Greenpoint Financial Corp.                                             8,700,000      11,106,100
      132,300  Local Financial Corp.*                                                 1,091,475       1,232,044
       85,000  Roslyn Bancorp, Inc.                                                   1,470,000       1,434,375
      275,000  South Jersey Financial Corp., Inc.*                                    2,982,558       3,145,312
      160,000  Troy Financial Corp.*                                                  1,574,000       1,600,000
      394,000  Virginia Capital Bancshares, Inc.                                      5,058,218       4,974,250
      269,000  Washington Mutual, Inc.                                                9,543,347      10,995,375
                                                                                 --------------  --------------
                                                                                    120,289,367     134,390,595
                                                                                 --------------  --------------
               CABLE TELEVISION -- 6.0%
      205,500  Adelphia Communications Corp. CL A*                                    1,414,656      12,946,500
    1,342,000  Century Communications Corp. CL A*                                     7,924,704      62,319,125
      120,000  Comcast Corp. Special CL A                                             1,188,075       7,552,500
      295,000  MediaOne Group, Inc.*                                                  6,009,023      18,732,500
                                                                                 --------------  --------------
                                                                                     16,536,458     101,550,625
                                                                                 --------------  --------------
               CONSUMER PRODUCTS AND SERVICES -- 1.0%
       81,000  American Classic Voyages Co.*                                            806,925       1,316,250
      394,900  Lab Holdings, Inc.                                                     8,349,262       6,565,213
        4,000  LabOne, Inc.                                                              46,452          42,000
        4,875  Lady Baltimore Foods, Inc.                                               227,781         282,750
    1,288,000  Protection One, Inc.                                                   8,691,407       8,050,000
                                                                                 --------------  --------------
                                                                                     18,121,827      16,256,213
                                                                                 --------------  --------------
               FEDERAL AGENCIES -- 3.5%
       75,000  Fannie Mae                                                             1,270,544       5,193,750
       90,000  Freddie Mac                                                              385,147       5,141,250
    1,163,000  SLM Holding Corp.                                                     37,050,727      48,555,250
                                                                                 --------------  --------------
                                                                                     38,706,418      58,890,250
                                                                                 --------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                            COST           VALUE
-------------                                                                    --------------  --------------
               FINANCIAL SERVICES -- 7.5%
    1,289,500  Allied Capital Corp.                                              $   22,588,638  $   23,694,563
       70,000  American Express Co.                                                   2,031,996       8,225,000
          210  Berkshire Hathaway, Inc. CL A*                                         9,133,250      14,994,000
    2,835,500  Imperial Credit Industries, Inc.*                                     37,083,542      20,734,594
       30,000  PS Group, Inc.                                                           117,625         243,750
      891,900  The PMI Group, Inc.                                                   38,255,108      41,361,863
      717,300  United Asset Management Corp.                                         18,047,823      16,228,912
      300,000  United Panam Financial Corp.*                                          2,019,813       1,200,000
                                                                                 --------------  --------------
                                                                                    129,277,795     126,682,682
                                                                                 --------------  --------------
               INFORMATION AND DATA PROCESSING -- 0.8%
      555,500  Data Transmission Network Corp.*                                      12,713,065      13,262,563
      180,000  Intelligent Systems Corp.*                                               380,869         405,000
                                                                                 --------------  --------------
                                                                                     13,093,934      13,667,563
                                                                                 --------------  --------------
               LODGING AND GAMING -- 4.9%
      709,000  Circus Circus Enterprises, Inc.*                                       9,086,282      12,451,813
      546,000  Harrah's Entertainment, Inc.*                                          7,985,042      10,408,125
    1,950,000  Hilton Hotels Corp.                                                   24,017,029      27,421,875
    4,340,600  Park Place Entertainment Corp.*                                       26,982,935      32,825,787
                                                                                 --------------  --------------
                                                                                     68,071,288      83,107,600
                                                                                 --------------  --------------
               MEDIA AND ENTERTAINMENT -- 8.5%
    1,584,768  AT&T Corp.-- Liberty Media Group A*                                   49,015,183      83,398,416
      221,270  Chris-Craft Industries, Inc.*                                          9,212,917      10,095,444
       57,200  Daily Journal Corp.*                                                   1,254,216       2,216,500
      300,000  Gabelli Global Multimedia Trust, Inc.                                  2,071,150       3,562,500
      863,200  Valassis Communications, Inc.*                                        24,491,367      44,670,600
                                                                                 --------------  --------------
                                                                                     86,044,833     143,943,460
                                                                                 --------------  --------------
               MORTGAGE BANKING -- 5.1%
    1,452,000  Countrywide Credit Industries, Inc.                                   50,905,997      54,450,000
      706,500  Franchise Mortgage Acceptance Co.*                                     6,258,083       5,122,125
      265,000  Long Beach Financial Corp.                                             2,231,250       2,550,625
      334,000  New Century Financial Corp.*                                           3,295,250       3,966,250
    1,380,400  Resource Bancshares Mtg. Grp., Inc.                                   18,271,246      17,772,650
      391,606  WMF Group, Limited*                                                    2,762,590       2,349,636
                                                                                 --------------  --------------
                                                                                     83,724,416      86,211,286
                                                                                 --------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                            COST           VALUE
-------------                                                                    --------------  --------------
               REAL ESTATE AND CONSTRUCTION -- 1.2%
    1,100,400  Catellus Development Corp.*                                       $   14,147,391  $   14,717,850
      233,100  Forest City Enterprises, Inc. CL A                                     3,352,836       5,638,106
       30,000  Syntroleum Corp.*                                                         95,750         183,750
                                                                                 --------------  --------------
                                                                                     17,595,977      20,539,706
                                                                                 --------------  --------------
               REAL ESTATE INVESTMENT TRUSTS -- 4.8%
    1,293,700  Capital Automotive REIT                                               17,371,754      16,090,393
    1,664,000  Dynex Capital, Inc.                                                   11,646,215       5,512,000
    1,287,980  Fortress Investment Corp.                                             24,946,570      21,895,660
      301,300  Hanover Capital Mortgage Holdings, Inc.                                3,265,468       1,337,019
       72,000  Healthcare Financial Partners Units**                                  7,200,000       7,200,000
      465,000  IMPAC Mortgage Holdings, Inc.                                          6,666,907       2,325,000
      576,200  Imperial Credit Commercial Mtg. Inv. Corp.                             6,080,510       5,545,925
      475,000  NovaStar Financial, Inc.                                               7,282,611       2,909,375
    1,198,117  Redwood Trust, Inc.                                                   28,274,791      19,169,872
                                                                                 --------------  --------------
                                                                                    112,734,826      81,985,244
                                                                                 --------------  --------------
               TELECOMMUNICATIONS -- 10.3%
      236,800  Alltel Corp.                                                           5,730,786      14,770,400
      580,900  Cellular Communications of Puerto Rico*                                5,785,764      15,684,300
      365,281  Centennial Cellular Corp. CL A*                                        2,755,959      17,259,527
      494,000  Corecomm, Limited*                                                     4,948,425      18,154,500
    1,411,200  Telephone and Data Systems, Inc.                                      57,040,352      79,556,400
      624,400  United States Cellular Corp.*                                         19,284,288      27,473,600
       55,000  West Teleservices Corp.*                                                 467,500         467,500
                                                                                 --------------  --------------
                                                                                     96,013,074     173,366,227
                                                                                 --------------  --------------
                       Total Common Stocks                                          804,945,332   1,045,685,164
                                                                                 --------------  --------------

               WARRANTS -- 0.0%
      338,100  Hanover Capital Mtg. Holdings, Inc. , Expiring 9/15/00                    42,263          52,845
      350,000  NovaStar Financial, Inc., Expiring 2/03/01                               175,000         131,250
                                                                                 --------------  --------------
                       Total Warrants                                                   217,263         184,095
                                                                                 --------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                            COST           VALUE
-------------                                                                    --------------  --------------
               CONVERTIBLE PREFERRED STOCKS -- 0.9%
    2,100,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative               $   14,700,000  $   14,700,000
                                                                                 --------------  --------------

               NON-CONVERTIBLE PREFERRED STOCKS -- 0.1%
       10,000  Community Bank Pasadena CA 13% Pfd. Series B                             257,550         272,500
       15,000  Crown American Realty Trust 11% Pfd. Series A                            667,500         720,000
       30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                   645,000         721,875
       34,000  RB Asset, Inc. 15.0% Pfd. Series A                                       845,750         408,000
                                                                                 --------------  --------------
                       Total Non-Convertible Preferred Stocks                         2,415,800       2,122,375
                                                                                 --------------  --------------
    FACE
   AMOUNT
-------------
               CORPORATE BONDS -- 0.5%
$     500,000  Salomon, Inc. Notes 7.125% 8/01/99                                       500,000         502,971
    4,500,000  USA Networks, Inc. 7.0% 7/01/03                                        4,411,649       4,460,625
      750,000  Local Financial Corp. 11.0% 9/08/04                                      750,000         776,250
    2,000,000  Harcourt General 6.5% 5/15/11                                          1,942,164       1,890,000
                                                                                 --------------  --------------
                       Total Corporate Bonds                                          7,603,813       7,629,846
                                                                                 --------------  --------------

               U.S. GOVERNMENT AND AGENCY
               SECURITIES -- 2.7%
   15,000,000  U.S. Treasury Note 5.5% 3/31/00                                       14,987,076      15,089,070
    4,750,000  Fannie Mae 6.625% 7/12/00                                              4,750,292       4,830,845
   13,000,000  Federal Home Loan Bank 5.5% 7/14/00                                   12,981,509      13,041,665
    2,500,000  Fannie Mae 7.55% 6/10/04                                               2,499,859       2,512,497
    3,000,000  Federal Home Loan Bank 6.04% 9/08/05                                   3,000,000       2,984,652
    1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                  1,001,050       1,041,800
    6,000,000  Fannie Mae 6.56% 11/26/07                                              6,000,000       6,076,272
                                                                                 --------------  --------------
                       Total U.S. Government and Agency Securities                   45,219,786      45,576,801
                                                                                 --------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    FACE
   AMOUNT                                                                             COST           VALUE
-------------                                                                    --------------  --------------
               SHORT-TERM SECURITIES -- 35.4%
$ 110,983,546  Norwest U. S. Government Money Market Fund                        $  110,983,546  $  110,983,546
   25,000,000  Fannie Mae Discount Note 4/01/99                                      25,000,000      25,000,000
   50,000,000  Federal Home Loan Bank Discount Note 4/14/99                          49,914,687      49,913,500
   40,000,000  Freddie Mac Discount Note 4/15/99                                     39,926,578      39,925,480
   75,000,000  U. S. Treasury Bill 4/15/99                                           74,874,175      74,859,450
   21,475,000  Federal Farm Credit Bank Discount Note 4/19/99                        21,425,275      21,423,567
   21,215,000  Freddie Mac Corp Discount Note 4/19/99                                21,165,781      21,164,190
   14,000,000  Federal Farm Credit Bank Discount Note 4/26/99                        13,955,083      13,953,436
   50,000,000  Fannie Mae Discount Note 5/04/99                                      49,785,500      49,781,400
   30,000,000  U. S. Treasury Bill 5/27/99                                           29,789,067      29,791,860
  133,500,000  U. S. Treasury Bill 6/10/99                                          132,370,783     132,368,187
   30,250,000  Fannie Mae 4.78% 11/30/99                                             30,242,582      30,212,490
                                                                                 --------------  --------------
                       Total Short-Term Securities                                  599,433,057     599,377,106
                                                                                 --------------  --------------
                       Total Investments in Securities                           $1,474,535,051   1,715,275,387
                                                                                 --------------  --------------
                                                                                 --------------
               Covered Call Options Written at Market Value -- (0.1%)                                (1,848,125)
               Other Liabilities in Excess of Other Assets -- (1.3%)                                (22,395,765)
                                                                                                 --------------
                       Total Net Assets -- 100%                                                  $1,691,031,497
                                                                                                 --------------
                                                                                                 --------------
                       Net Asset Value Per Share                                                 $       31.015
                                                                                                 --------------
                                                                                                 --------------

                                                                                        EXPIRATION
    NO. OF                                                                              DATE/STRIKE
   CONTRACTS                                                                               PRICE           VALUE
---------------                                                                       ---------------  -------------
                 COVERED CALL OPTIONS WRITTEN AT
                 MARKET VALUE
         200     American Express Co.                                                 Apr. 1999/100    $    (356,250)
         600     Century Communications Corp. CL A                                    May 1999/35           (705,000)
         325     Comcast Corp. Special CL A                                           July 1999/60          (264,063)
         700     Countrywide Credit Industries, Inc.                                  Apr. 1999/50           (17,500)
         700     Valassis Communications, Inc.                                        Apr. 1999/45          (485,625)
          70     Valassis Communications, Inc.                                        Apr. 1999/50           (19,687)
                                                                                                       -------------
                                                                                                       $  (1,848,125)
                         Total call options written
                         (premiums received $1,327,088)
                                                                                                       -------------
                                                                                                       -------------

*  Non-income producing
** Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999

Assets:
    Investment in securities at value (cost $1,474,535,051)                       $1,715,275,387
    Deposits with brokers for covered call options written                               304,647
    Cash                                                                               6,372,299
    Accrued interest and dividends receivable                                          2,816,095
    Receivable for securities sold                                                       166,250
                                                                                  --------------
          Total assets                                                             1,724,934,678
                                                                                  --------------

Liabilities:
    Due to adviser                                                                     1,588,200
    Payable for securities purchased                                                  30,112,537
    Covered call options written, at value (proceeds received $1,327,088)              1,848,125
    Other expenses                                                                       354,319
                                                                                  --------------
          Total liabilities                                                           33,903,181
                                                                                  --------------

Net assets applicable to outstanding capital stock                                $1,691,031,497
                                                                                  --------------
                                                                                  --------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                            54,523
    Additional paid-in capital                                                     1,400,348,058
    Accumulated undistributed net investment income                                    5,357,151
    Accumulated undistributed net realized gains                                      45,052,466
    Net unrealized appreciation of investments (note 5)                              240,219,299
                                                                                  --------------
          Total representing net assets applicable to shares outstanding          $1,691,031,497
                                                                                  --------------
                                                                                  --------------

Net asset value per share of outstanding capital stock
 (54,523,301 shares outstanding)                                                  $       31.015
                                                                                  --------------
                                                                                  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1999

Investment income:
    Dividends                                                                                  $  7,216,215
    Interest                                                                                     16,247,797
                                                                                               ------------
        Total investment income                                                                  23,464,012
                                                                                               ------------

Expenses (note 3):
    Investment advisory fee                                                                       8,928,079
    Administrative fee                                                                            1,494,696
    Directors fees                                                                                   16,546
    Dividends on securities sold short                                                               74,250
    Other expenses                                                                                  840,604
                                                                                               ------------
        Total expenses                                                                           11,354,175
                                                                                               ------------

        Net investment income                                                                    12,109,837
                                                                                               ------------

Realized and unrealized gain on investments:
    Net realized gain on securities                                              $ 88,060,723
    Net realized gain on options written                                              782,493
    Net realized loss on securities sold short                                     (5,508,885)
                                                                                 ------------
      Net realized gain                                                                          83,334,331
                                                                                               ------------
      Net unrealized appreciation of investments                                                 90,647,280
                                                                                               ------------
        Net realized and unrealized gain on investments                                         173,981,611
                                                                                               ------------
        Net increase in net assets resulting from operations                                   $186,091,448
                                                                                               ------------
                                                                                               ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED MARCH 31,
                                                                                        1999             1998
                                                                                  ----------------  --------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                                     $     12,109,837  $    2,960,008
        Net realized gain                                                               83,334,331      51,507,135
        Net unrealized appreciation                                                     90,647,280     106,357,105
                                                                                  ----------------  --------------
            Net increase in net assets resulting from operations                       186,091,448     160,824,248
                                                                                  ----------------  --------------

    Distributions to shareholders from:
        Net investment income                                                           (6,752,686)     (4,210,726)
        Net realized gain                                                              (70,722,258)    (34,829,986)
                                                                                  ----------------  --------------
            Total distributions                                                        (77,474,944)    (39,040,712)
                                                                                  ----------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                          1,385,279,195      57,926,067
        Payments for redemptions                                                      (324,158,069)    (45,164,817)
        Reinvestment of distributions                                                   73,017,382      38,134,324
                                                                                  ----------------  --------------
            Total increase from capital share transactions                           1,134,138,508      50,895,574
                                                                                  ----------------  --------------
            Total increase in net assets                                             1,242,755,012     172,679,110
                                                                                  ----------------  --------------

Net assets:
    Beginning of period                                                                448,276,485     275,597,375
                                                                                  ----------------  --------------
    End of period                                                                 $  1,691,031,497  $  448,276,485
                                                                                  ----------------  --------------
                                                                                  ----------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Value Portfolio outstanding throughout the periods indicated.

                                                    YEAR ENDED MARCH 31,
                                     ---------------------------------------------------
                                        1999        1998      1997      1996      1995
                                     -----------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD:                                  $29.31    $20.99    $19.46    $15.55    $15.68
                                     -----------  --------  --------  --------  --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income                     0.27      0.22      0.18      0.16      0.15
  Net gains or losses on securities
   (realized and unrealized)                4.62     11.02      2.58      5.25      0.45
                                     -----------  --------  --------  --------  --------
  Total from investment operations          4.89     11.24      2.76      5.41      0.60
                                     -----------  --------  --------  --------  --------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                  (0.17)    (0.31)    (0.13)    (0.42)       --
  Distributions from realized gains        (3.01)    (2.61)    (1.10)    (1.08)    (0.73)
                                     -----------  --------  --------  --------  --------
  Total distributions                      (3.18)    (2.92)    (1.23)    (1.50)    (0.73)
                                     -----------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD            $31.02    $29.31    $20.99    $19.46    $15.55
                                     -----------  --------  --------  --------  --------
                                     -----------  --------  --------  --------  --------

TOTAL RETURN                               18.0%     58.8%     14.3%     35.9%      4.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)      $1,691,031  $448,276  $275,597  $170,509  $118,776
Ratio of expenses to average net
 assets                                    1.26%     1.27%     1.29%     1.35%     1.42%
Ratio of net investment income to
 average net assets                        1.35%     0.87%     0.93%     0.91%     1.06%
Portfolio turnover rate                      36%       39%       39%       40%       28%

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1999

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1999, the Fund had four series: the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Value Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

       - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

       - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

       - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

       - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Directors.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

       The Portfolio periodically engages in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio would realize a gain if the price of the security declines between those dates.

       The Portfolio is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Portfolio will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average annual daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the year ended March 31, 1999.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1999, the fee was calculated at an average annual rate of .16% of the Portfolio's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. Eighty-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                                YEAR ENDED MARCH 31,
                                                                                  1999         1998
                                                                              ------------  -----------
Transactions in shares:
  Shares issued.............................................................    47,995,546    2,346,283
  Shares redeemed...........................................................   (11,332,079)  (1,914,458)
  Reinvested dividends......................................................     2,566,143    1,730,795
                                                                              ------------  -----------
    Net increase............................................................    39,229,610    2,162,620
                                                                              ------------  -----------
                                                                              ------------  -----------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $798,917,347 and $232,431,070, respectively. The cost of investments for Federal income tax purposes is $1,474,608,876. At March 31, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $304,692,169 and $64,025,658, respectively.

    Transactions relating to covered call options during the year ended March 31, 1999, are summarized as follows:

                                                                              NUMBER OF
                                                                               OPTIONS      PREMIUM
                                                                             -----------  ------------
Options written, beginning of period.......................................      99,500   $    528,542
Options written, during the period.........................................     289,000      1,581,038
Options expired, during the period.........................................     (42,000)      (169,733)
Options exercised during the period........................................     (87,000)      (612,759)
                                                                             -----------  ------------
Options outstanding, end of period.........................................     259,500   $  1,327,088
                                                                             -----------  ------------
                                                                             -----------  ------------

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% of more of the outstanding voting securities of the issuer. A summary of the Fund's holdings in the securities of such issuers is set forth below:

                                          NUMBER OF
                                         SHARES HELD        VALUE         DIVIDEND       REALIZED
            NAME OF ISSUER              MARCH 31, 1999  MARCH 31, 1999     INCOME     GAINS/(LOSSES)
--------------------------------------  --------------  --------------  ------------  --------------
Capital Automotive REIT...............      1,293,700    $ 16,090,393   $    641,970   $          0
First Place Financial Corp............        589,000       5,963,625              0              0
Fortress Investment Corp..............      1,287,980      21,895,660      1,344,403              0
Imperial Credit Industries, Inc.......      2,835,500      20,734,594              0              0
Lab Holdings, Inc.....................        394,900       6,565,213        333,840              0
NovaStar Financial, Inc...............        475,000       2,909,375              0              0
NovaStar Financial, Inc. Warrants,
  Expiring 2/03/01....................        350,000         131,250              0     (1,373,034)
NovaStar Financial, Inc. 7% Pfd. Class
  B Cumulative........................      2,100,000      14,700,000              0              0
Redwood Trust, Inc....................      1,198,117      19,169,872              0              0
Resource Bancshares Mtg. Grp., Inc....      1,380,400      17,772,650        437,080     (2,899,838)
South Jersey Financial Corp., Inc.....        275,000       3,145,312              0              0
WMF Group, Limited....................        391,606       2,349,636              0              0
                                                        --------------  ------------  --------------
Totals                                                   $131,427,580   $  2,757,293   $ (4,272,872)
                                                        --------------  ------------  --------------
                                                        --------------  ------------  --------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Value Portfolio:

    We have audited the accompanying statement of assets and liabilities of Weitz Series Fund, Inc. -- Value Portfolio, including the schedule of investments in securities, as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. -- Value Portfolio as of March 31, 1999, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP

New York, New York
April 15, 1999

--------------------------------------------------------------------------------
      WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.